EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement

For the annual collection period ended December, 2004					Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04

B. SUMMARY

		Beginning Balance	12/31/2004 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	315,000,000.00	—	—	41,179,761.10	9,956,246.53	—	—	—	—
7	Class A-2 Notes	370,000,000.00	—	—	—	27,242,078.47	37,802,118.32	43,215,144.49	35,634,751.94	32,785,518.69
8	Class A-3 Notes	385,000,000.00	375,122,041.73	0.9743430	—	—	—	—	—	—
9	Class A-4 Notes	214,173,000.00	214,173,000.00	1.0000000	—	—	—	—	—	—
10	Class B Notes	29,559,766.00	29,559,766.00	1.0000000	—	—	—	—	—	—

11	Total Securities	$1,313,732,766.00	$618,854,807.73		$41,179,761.10	$37,198,325.00	$37,802,118.32	$43,215,144.49	$35,634,751.94	$32,785,518.69

12	Net Pool Balance	$1,334,414,493.82	$627,555,578.42

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			1.0050%	44,253.95	8,616.30	—	—	—	—
14	Class A-2 Notes			1.1100%	342,250.00	342,250.00	317,051.08	282,084.12	242,110.11	209,147.96
15	Class A-3 Notes			1.4900%	478,041.67	478,041.67	478,041.67	478,041.67	478,041.67	478,041.67
16	Class A-4 Notes			1.9300%	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58

	Total Securities				1,209,007.19	1,173,369.54	1,139,554.32	1,104,587.36	1,064,613.35	1,031,651.21

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				23,917,404.25	22,534,672.74	22,594,793.59	27,954,647.22	21,744,008.21	20,640,810.24
18	Scheduled Interest Payments Received				4,260,537.41	3,338,729.69	3,160,874.07	3,662,165.72	2,856,276.93	2,734,486.35
19	Prepayments of Principal Received				5,370,374.17	1,916,211.80	2,110,629.30	298,422.58	246,389.05	233,907.41
20	Liquidation Proceeds				11,797,320.68	12,652,474.66	13,105,099.00	14,877,341.18	13,792,312.90	11,966,061.12
21	Recoveries Received				201,938.72	531,529.84	575,152.76	758,299.50	734,342.05	511,472.31
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—

23	Subtotal: Total Collections				45,547,575.23	40,973,618.73	41,546,548.72	47,550,876.20	39,373,329.14	36,086,737.43

24	Repurchased Receivables				—	—	—	—	—	—

25	Reserve Account Excess Amount (Item 85)				7,903.95	7,287.59	7,713.37	7,457.21	7,793.23	7,880.08

26	Total Available Funds, prior to Servicer Advances				45,555,479.18	40,980,906.32	41,554,262.09	47,558,333.41	39,381,122.37	36,094,617.51

27	Servicer Advance (Item 68)				—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				45,555,479.18	40,980,906.32	41,554,262.09	47,558,333.41	39,381,122.37	36,094,617.51

29	Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				45,555,479.18	40,980,906.32	41,554,262.09	47,558,333.41	39,381,122.37	36,094,617.51

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—
32	Servicing Fees (Item 38)				874,890.64	840,574.18	809,575.57	778,073.81	742,061.19	712,365.56
33	Class A Noteholder Interest (Item 47)				1,209,007.19	1,173,369.54	1,139,554.32	1,104,587.36	1,064,613.35	1,031,651.21
34	Principal Distribution Amount (Item 72)				41,179,761.10	37,198,325.00	37,802,118.32	43,215,144.49	35,634,751.94	32,785,518.69
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—

37	Remaining Funds to Certificateholder				2,291,820.24	1,768,637.60	1,803,013.88	2,460,527.75	1,939,695.89	1,565,082.05

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees				874,890.64	840,574.18	809,575.57	778,073.81	742,061.19	712,365.56

	Pro rata:
39	Class A-1 Interest				44,253.95	8,616.30	—	—	—	—
40	Class A-2 Interest				342,250.00	342,250.00	317,051.08	282,084.12	242,110.11	209,147.96
41	Class A-3 Interest				478,041.67	478,041.67	478,041.67	478,041.67	478,041.67	478,041.67
42	Class A-4 Interest				344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58
43	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—

47	Class A Noteholder Interest				1,209,007.19	1,173,369.54	1,139,554.32	1,104,587.36	1,064,613.35	1,031,651.21

E.	CALCULATIONS
	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes				1,049,868,773.63	1,008,689,012.53	971,490,687.53	933,688,569.21	890,473,424.72	854,838,672.78
49	Beginning Net Pool Balance				1,065,337,797.62	1,023,491,932.15	985,647,189.60	947,218,344.80	903,396,207.15	867,173,973.01
50	Receipts of Scheduled Principal				(23,917,404.25)	(22,534,672.74)	(22,594,793.59)	(27,954,647.22)	(21,744,008.21)	(20,640,810.24)
51	Receipts of Prepaid Principal				(5,370,374.17)	(1,916,211.80)	(2,110,629.30)	(298,422.58)	(246,389.05)	(233,907.41)
52	Liquidation Proceeds				(11,797,320.68)	(12,652,474.66)	(13,105,099.00)	(14,877,341.18)	(13,792,312.90)	(11,966,061.12)
53	Other Collections of Principal				—	—	—	—	—	—
54	Principal Amount of Repurchases				—	—	—	—	—	—
55	Principal Amount of Defaulted Receivables				(760,766.37)	(741,383.35)	(618,322.91)	(691,726.67)	(439,523.98)	(513,436.36)

56	Ending Net Pool Balance				1,023,491,932.15	985,647,189.60	947,218,344.80	903,396,207.15	867,173,973.01	833,819,757.88
57	Yield Supplement Overcollateralization Amount				14,802,919.62	14,156,502.07	13,529,775.59	12,922,782.43	12,335,300.23	11,766,603.79

58	Adjusted Pool Balance				1,008,689,012.53	971,490,687.53	933,688,569.21	890,473,424.72	854,838,672.78	822,053,154.09

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				41,179,761.10	37,198,325.00	37,802,118.32	43,215,144.49	35,634,751.94	32,785,518.69

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement
For the annual collection period ended December, 2004		Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	45,555,479.18	40,980,906.32	41,554,262.09	47,558,333.41	39,381,122.37	36,094,617.51
62	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	874,890.64	840,574.18	809,575.57	778,073.81	742,061.19	712,365.56
64	Less: Interest Paid to Noteholders (Item 33)	1,209,007.19	1,173,369.54	1,139,554.32	1,104,587.36	1,064,613.35	1,031,651.21
65	Less: Calculated Principal Distribution (Item 60)	41,179,761.10	37,198,325.00	37,802,118.32	43,215,144.49	35,634,751.94	32,785,518.69

66	Equals: Remaining Available Funds before Servicer Advance	2,291,820.24	1,768,637.60	1,803,013.88	2,460,527.75	1,939,695.89	1,565,082.05
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	2,291,820.24	1,768,637.60	1,803,013.88	2,460,527.75	1,939,695.89	1,565,082.05
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)	41,179,761.10	37,198,325.00	37,802,118.32	43,215,144.49	35,634,751.94	32,785,518.69

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74
78	Initial Reserve Account Balance	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83
79	Beginning Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74
80	Plus: Net Investment Income for the Collection Period	7,903.95	7,287.59	7,713.37	7,457.21	7,793.23	7,880.08

81	Subtotal: Reserve Fund Available for Distribution	9,860,899.69	9,860,283.33	9,860,709.11	9,860,452.95	9,860,788.97	9,860,875.82
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,860,899.69	9,860,283.33	9,860,709.11	9,860,452.95	9,860,788.97	9,860,875.82
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	7,903.95	7,287.59	7,713.37	7,457.21	7,793.23	7,880.08

86	Equals: Ending Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:
88	Net Pool Balance	1,023,491,932	985,647,190	947,218,345	903,396,207	867,173,973	833,819,758
89	Number of Current Contracts	66,666	65,673	64,516	63,033	61,567	60,211
90	Weighted Average Loan Rate	4.16%	4.15%	4.15%	4.15%	4.14%	4.13%
91	Average Remaining Term	44.0	43.2	42.4	41.4	40.7	39.9
92	Average Original Term	56.8	56.9	57.0	57.2	57.3	57.4

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
	Net Credit Loss and Repossession Activity*:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables	760,766	741,383	618,323	691,727	439,524	513,436
94	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—
95	Recoveries Received on Previously Receivables Previously Charged Off	137,451	301,170	319,984	467,179	452,130	328,583

96	Net Principal Losses for Current Collection Period	623,316	440,214	298,339	224,548	(12,606)	184,853

97	Beginning Net Principal Losses	2,321,629	2,944,944	3,385,158	3,683,496	3,908,044	3,895,438
98	Net Principal Losses for Current Collection Period	623,316	440,214	298,339	224,548	(12,606)	184,853

99	Cumulative Net Principal Losses	2,944,944	3,385,158	3,683,496	3,908,044	3,895,438	4,080,292

	Delinquencies Aging Profile - End of Period:
100	Current	1,017,845,588	981,470,281	943,618,722	899,193,465	863,427,951	829,775,639
101	31 - 60 Days Delinquent	5,175,299	3,567,231	3,141,775	3,789,001	3,285,662	3,631,533
102	61 - 90 Days Delinquent	471,045	609,677	457,847	413,741	460,360	412,586

103	Total	1,023,491,932	985,647,190	947,218,345	903,396,207	867,173,973	833,819,758

	*Net Credit Loss and Repossession Activity reflects changes to the calculation of recoveries received:

	Recoveries Received on Receivables Previously Charged Off (As reported)	201,939	531,530	575,153	758,300	734,342	511,472
	Recoveries Received on Receivables Previously Charged Off (Revised)	137,451	301,170	319,984	467,179	452,130	328,583

	Net Principal Losses for Current Collection Period (As Reported)	558,828	209,854	43,170	(66,573)	(294,818)	1,964
	Net Principal Losses for Current Collection Period (Revised)	623,316	440,214	298,339	224,548	(12,606)	184,853

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement
For the annual collection period ended December, 2004	Jan-04		Feb-04		Mar-04		Apr-04		May-04		Jun-04

Beginning Net Principal Losses (As Reported)	1,549,861
Beginning Net Principal Losses (Revised)	2,321,629

Cumulative Net Principal Losses (As Reported)	2,108,689		2,318,543		2,361,713		2,295,140		2,000,322		2,002,286
Cumulative Net Principal Losses (Revised)	2,944,944		3,385,158		3,683,496		3,908,044		3,895,438		4,080,292

Cumulative Losses % of Initial Pool Balance (As Reported) Cumulative Losses % of Initial Pool Balance (Revised)	0.16 0.22	% %	0.17 0.25	% %	0.18 0.28	% %	0.17 0.29	% %	0.15 0.29	% %	0.15 0.31	% %

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement

For the annual collection period ended December, 2004				Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Total

B. SUMMARY

	Beginning Balance	12/31/2004 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6 Class A-1 Notes	315,000,000.00	—	—	—	—	—	—	—	—	51,136,007.63
7 Class A-2 Notes	370,000,000.00	—	—	42,599,686.53	32,827,820.09	30,928,266.76	39,213,902.25	28,573,524.09	19,177,188.37	370,000,000.00
8 Class A-3 Notes	385,000,000.00	375,122,041.73	0.9743430	—	—	—	—	—	9,877,958.27	9,877,958.27
9 Class A-4 Notes	214,173,000.00	214,173,000.00	1.0000000	—	—	—	—	—	—	—

10 Class B Notes	29,559,766.00	29,559,766.00	1.0000000	—	—	—	—	—	—	—
11 Total Securities	$1,313,732,766.00	$618,854,807.73		$42,599,686.53	$32,827,820.09	$30,928,266.76	$39,213,902.25	$28,573,524.09	$29,055,146.64	$431,013,965.90

12 Net Pool Balance	$1,334,414,493.82	$627,555,578.42

			Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due
13 A-1 Notes			1.0050%	—	—	—	—	—	—	52,870.25
14 Class A-2 Notes			1.1100%	178,821.36	139,416.65	109,050.92	80,442.27	44,169.41	17,738.90	2,304,532.77
15 Class A-3 Notes			1.4900%	478,041.67	478,041.67	478,041.67	478,041.67	478,041.67	478,041.67	5,736,500.00
16 Class A-4 Notes			1.9300%	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	4,133,538.90
Total Securities				1,001,324.60	961,919.89	931,554.16	902,945.51	866,672.65	840,242.14	12,227,441.92

C. COLLECTIONS AND AVAILABLE FUNDS

17 Scheduled Principal Payments Received				25,373,643.36	19,084,079.50	19,335,684.93	23,814,615.71	17,766,844.48	18,307,000.23	263,068,204.46
18 Scheduled Interest Payments Received				3,280,391.72	2,473,728.34	2,449,909.79	2,838,073.11	2,078,007.01	2,119,360.26	35,252,540.40
19 Prepayments of Principal Received				208,074.96	220,597.24	212,694.78	201,411.12	217,501.33	177,902.31	11,414,116.05
20 Liquidation Proceeds				16,926,715.76	13,773,411.31	11,497,342.54	15,198,728.53	10,757,365.52	10,600,442.72	156,944,615.92
21 Recoveries Received				550,294.26	582,785.86	244,717.59	612,943.82	311,382.87	481,885.23	6,096,744.81
22 Other Payments Received to Reduce Principal				—	—	—	—	—	—	—

23 Subtotal: Total Collections				46,339,120.06	36,134,602.25	33,740,349.63	42,665,772.29	31,131,101.21	31,686,590.75	472,776,221.64

24 Repurchased Receivables					—	—	—	—	—	—
25 Reserve Account Excess Amount (Item 85)				9,517.47	10,885.37	11,672.17	13,456.79	14,394.05	16,863.43	122,824.71

26 Total Available Funds, prior to Servicer Advances				46,348,637.53	36,145,487.62	33,752,021.80	42,679,229.08	31,145,495.26	31,703,454.18	472,899,046.35

27 Servicer Advance (Item 68)				—	—	—	—	—	—	—

28 Total Available Funds + Servicer Advance				46,348,637.53	36,145,487.62	33,752,021.80	42,679,229.08	31,145,495.26	31,703,454.18	472,899,046.35

29 Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—	—

30 Total Available Funds + Servicer Advance and Reserve Account Draw Amount				46,348,637.53	36,145,487.62	33,752,021.80	42,679,229.08	31,145,495.26	31,703,454.18	472,899,046.35

D. DISTRIBUTIONS

Distribution Summary:
31 Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—	—
32 Servicing Fees (Item 38)				685,044.30	649,544.56	622,188.04	596,414.48	563,736.23	539,924.96	8,414,393.52
33 Class A Noteholder Interest (Item 47)				1,001,324.60	961,919.89	931,554.16	902,945.51	866,672.65	840,242.14	12,227,441.92
34 Principal Distribution Amount (Item 72)				42,599,686.53	32,827,820.09	30,928,266.76	39,213,902.25	28,573,524.09	29,055,146.64	431,013,965.90
35 Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
36 Other Amounts Paid to Trustees				—	—	—	—	—	—	—

37 Remaining Funds to Certificateholder				2,062,582.10	1,706,203.08	1,270,012.84	1,965,966.84	1,141,562.29	1,268,140.44	21,243,245.01

Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

38 Servicing Fees				685,044.30	649,544.56	622,188.04	596,414.48	563,736.23	539,924.96	8,414,393.52

Pro rata:
39 Class A-1 Interest				—	—	—	—	—	—	52,870.25
40 Class A-2 Interest				178,821.36	139,416.65	109,050.92	80,442.27	44,169.41	17,738.90	2,304,532.77
41 Class A-3 Interest				478,041.67	478,041.67	478,041.67	478,041.67	478,041.67	478,041.67	5,736,500.00
42 Class A-4 Interest				344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	4,133,538.90
43 Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—	—
44 Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—	—
45 Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—	—
46 Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—	—

47 Class A Noteholder Interest				1,001,324.60	961,919.89	931,554.16	902,945.51	866,672.65	840,242.14	12,227,441.92

E. CALCULATIONS

Calculation of Principal Distribution Amount:
48 Beginning Note Balance — All Classes				822,053,154.09	779,453,467.56	746,625,647.47	715,697,380.71	676,483,478.46	647,909,954.37

49 Beginning Net Pool Balance				833,819,757.88	790,669,213.47	757,307,204.93	725,860,643.36	686,143,939.35	657,082,971.39	1,065,337,797.62
50 Receipts of Scheduled Principal				(25,373,643.36)	(19,084,079.50)	(19,335,684.93)	(23,814,615.71)	(17,766,844.48)	(18,307,000.23)	(263,068,204.46)
51 Receipts of Prepaid Principal				(208,074.96)	(220,597.24)	(212,694.78)	(201,411.12)	(217,501.33)	(177,902.31)	(11,414,116.05)
52 Liquidation Proceeds				(16,926,715.76)	(13,773,411.31)	(11,497,342.54)	(15,198,728.53)	(10,757,365.52)	(10,600,442.72)	(156,944,615.92)
53 Other Collections of Principal				—	—	—	—	—	—	—
54 Principal Amount of Repurchases				—	—	—	—	—	—	—
55 Principal Amount of Defaulted Receivables				(642,110.33)	(283,920.49)	(400,839.32)	(501,948.65)	(319,256.63)	(442,047.71)	(6,355,282.77)

56 Ending Net Pool Balance				790,669,213.47	757,307,204.93	725,860,643.36	686,143,939.35	657,082,971.39	627,555,578.42	627,555,578.42
57 Yield Supplement Overcollateralization Amount				11,215,745.91	10,681,557.46	10,163,262.65	9,660,460.89	9,173,017.02	8,700,770.69	8,700,770.69

58 Adjusted Pool Balance				779,453,467.56	746,625,647.47	715,697,380.71	676,483,478.46	647,909,954.37	618,854,807.73	618,854,807.73

60 Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				42,599,686.53	32,827,820.09	30,928,266.76	39,213,902.25	28,573,524.09	29,055,146.64	431,013,965.90

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement

For the annual collection period ended December, 2004	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Total

Calculation of Servicer Advance:
61 Available Funds, prior to Servicer Advances (Item 26)	46,348,637.53	36,145,487.62	33,752,021.80	42,679,229.08	31,145,495.26	31,703,454.18
62 Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63 Less: Servicing Fees Paid (Item 32)	685,044.30	649,544.56	622,188.04	596,414.48	563,736.23	539,924.96
64 Less: Interest Paid to Noteholders (Item 33)	1,001,324.60	961,919.89	931,554.16	902,945.51	866,672.65	840,242.14
65 Less: Calculated Principal Distribution (Item 60)	42,599,686.53	32,827,820.09	30,928,266.76	39,213,902.25	28,573,524.09	29,055,146.64

66 Equals: Remaining Available Funds before Servicer Advance	2,062,582.10	1,706,203.08	1,270,012.84	1,965,966.84	1,141,562.29	1,268,140.44
67 Monthly Loan Payments Due on Included Units but not received (N/A if Item 66> 0)	N/A	N/A	N/A	N/A	N/A	N/A

68 Servicer Advance (If Item 66< 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—	—

Calculation of Reserve Account Draw Amount:
69 Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	2,062,582.10	1,706,203.08	1,270,012.84	1,965,966.84	1,141,562.29	1,268,140.44	21,243,245.01
70 Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—		—		—

71 Reserve Account Draw Amount (If Item 70 is> 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—		—		—

72 Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)	42,599,686.53	32,827,820.09	30,928,266.76	39,213,902.25	28,573,524.09	29,055,146.64	431,013,965.90

Reconciliation of Servicer Advance:
73 Beginning Balance of Servicer Advance	—	—	—	—	—	—	—
74 Less: Prior Advance Reimbursement	—	—	—	—	—	—	—
75 Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—	—

76 Ending Balance of Payment Advance	—	—	—	—	—	—	—

F. RESERVE ACCOUNT

Reserve Account Balances:
77 Specified Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74
78 Initial Reserve Account Balance	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83

79 Beginning Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74
80 Plus: Net Investment Income for the Collection Period	9,517.47	10,885.37	11,672.17	13,456.79	14,394.05	16,863.43	122,824.71

81 Subtotal: Reserve Fund Available for Distribution	9,862,513.21	9,863,881.11	9,864,667.91	9,866,452.53	9,867,389.79	9,869,859.17	9,975,820.45
82 Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—	—
83 Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—	—

84 Subtotal Reserve Account Balance	9,862,513.21	9,863,881.11	9,864,667.91	9,866,452.53	9,867,389.79	9,869,859.17	9,975,820.45
85 Less: Reserve Account Excess Amount to Available Funds (If Item 84> Item 77)	9,517.47	10,885.37	11,672.17	13,456.79	14,394.05	16,863.43	122,824.71

86 Equals: Ending Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74

87 Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G. POOL STATISTICS
Collateral Pool Balance Data:
88 Net Pool Balance	790,669,213	757,307,205	725,860,643	686,143,939	657,082,971	627,555,578
89 Number of Current Contracts	58,483	57,186	56,087	54,592	53,454	52,205
90 Weighted Average Loan Rate	4.13%	4.12%	4.11%	4.11%	4.10%	4.10%
91 Average Remaining Term	38.9	38.2	37.4	36.4	35.6	34.8
92 Average Original Term	57.6	57.6	57.7	57.9	58.0	58.1

	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
Net Credit Loss and Repossession Activity*:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Total

93 Aggregate Outstanding Principal Balance of Charged Off Receivables	642,110	283,920	400,839	501,949	319,257	442,048	6,355,283
94 Liquidation Proceeds on Related Vehicles	—	—	—	—	12,351	—	12,351
95 Recoveries Received on Previously Receivables Previously Charged Off	337,439	317,817	137,943	366,959	185,233	254,633	3,606,521

96 Net Principal Losses for Current Collection Period	304,672	(33,896)	262,897	134,989	121,673	187,414	2,736,412

97 Beginning Net Principal Losses	4,080,292	4,384,963	4,351,067	4,613,964	4,748,953	4,870,626
98 Net Principal Losses for Current Collection Period	304,672	(33,896)	262,897	134,989	121,673	187,414

99 Cumulative Net Principal Losses	4,384,963	4,351,067	4,613,964	4,748,953	4,870,626	5,058,040

Delinquencies Aging Profile — End of Period:
100 Current	786,362,194	752,989,258	721,283,191	681,866,168	652,222,470	623,030,329
101 31 - 60 Days Delinquent	3,965,098	3,839,584	4,148,679	3,907,826	4,265,299	4,094,266
102 61 - 90 Days Delinquent	341,921	478,363	428,774	369,945	595,202	430,984

103 Total	790,669,213	757,307,205	725,860,643	686,143,939	657,082,971	627,555,578

*Net Credit Loss and Repossession Activity reflects changes to the calculation of recoveries received:

Recoveries Received on Receivables Previously Charged Off (As reported)	550,294	582,786	244,718	612,944	299,032	481,885	6,084,394
Recoveries Received on Receivables Previously Charged Off (Revised)	337,439	317,817	137,943	366,959	185,233	254,633	3,606,521

Net Principal Losses for Current Collection Period (As Reported)	91,816	(298,865)	156,122	(110,995)	7,874	(39,838)	258,538
Net Principal Losses for Current Collection Period (Revised)	304,672	(33,896)	262,897	134,989	121,673	187,414	2,736,412

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement

For the annual collection period ended December, 2004	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Total

Beginning Net Principal Losses (As Reported)
Beginning Net Principal Losses (Revised)

Cumulative Net Principal Losses (As Reported)	2,094,102	1,795,237	1,951,359	1,840,363	1,848,237	1,808,400
Cumulative Net Principal Losses (Revised)	4,384,963	4,351,067	4,613,964	4,748,953	4,870,626	5,058,040

Cumulative Losses % of Initial Pool Balance (As Reported)	0.16%	0.13%	0.15%	0.14%	0.14%	0.14%
Cumulative Losses % of Initial Pool Balance (Revised)	0.33%	0.33%	0.35%	0.36%	0.37%	0.38%